                                                                    Exhibit 99.3


                                PLEDGE AGREEMENT

                                       By

                              POLYMER GROUP, INC.,

                                       and

                     THE DOMESTIC SUBSIDIARIES PARTY HERETO,
                                  as Pledgors,

                                       and

                          CITICORP NORTH AMERICA, INC.,
                         as First Lien Collateral Agent
                                       and
                         as Second Lien Collateral Agent

                             ----------------------

                           Dated as of April 27, 2004

                                TABLE OF CONTENTS

                                                                                                          PAGE
                                                                                                          ----
SECTION 1.       Pledge......................................................................................2

SECTION 2.       Delivery of the Securities Collateral.......................................................3

SECTION 3.       Representations, Warranties and Covenants...................................................3

SECTION 4.       Registration in Nominee Name; Denominations.................................................4

SECTION 5.       Voting Rights; Dividends and Interest, etc..................................................4

SECTION 6.       Remedies upon Default.......................................................................6

SECTION 7.       Application of Proceeds of Sale.............................................................7

SECTION 8.       Collateral Agent Appointed Attorney-in-Fact.................................................7

SECTION 9.       Waivers; Amendment..........................................................................7

SECTION 10.      Securities Act, etc.........................................................................8

SECTION 11.      Registration, etc...........................................................................8

SECTION 12.      Termination or Release......................................................................9

SECTION 13.      Notices....................................................................................10

SECTION 14.      Further Assurances.........................................................................10

SECTION 15.      Binding Effect; Several Agreement; Assignment..............................................10

SECTION 16.      Survival of Agreement; Severability........................................................10

SECTION 17.      GOVERNING LAW..............................................................................11

SECTION 18.      Counterparts...............................................................................11

SECTION 19.      Rules of Interpretation....................................................................11

SECTION 20.      Jurisdiction; Consent to Service of Process................................................11

SECTION 21.      WAIVER OF JURY TRIAL.......................................................................12

SECTION 22.      Additional Pledgors........................................................................12

SECTION 23.      Financing Statements.......................................................................12

                                                                                                          PAGE
                                                                                                          ----
SECTION 24.      No Deemed Dividend.........................................................................12

SECTION 25.      Concerning Collateral Agent................................................................13

                                           SCHEDULES

Schedule I        Domestic Subsidiaries
Schedule II       Pledged Stock and Debt Securities

                                PLEDGE AGREEMENT

               PLEDGE AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, this "AGREEMENT") dated as of April 27, 2004, among POLYMER GROUP, INC., a Delaware corporation (the "BORROWER"), each Domestic Subsidiary of the Borrower listed on Schedule I hereto (collectively, together with each Domestic Subsidiary that becomes a party hereto pursuant to
Section 22 of this Agreement, the "SUBSIDIARY GUARANTORS" and, together with the Borrower, the "PLEDGORS"), CITICORP NORTH AMERICA, INC., as collateral agent (in such capacity, the "FIRST LIEN COLLATERAL AGENT") on behalf of the First Lien Secured Parties (as defined in the Credit Agreement) and as collateral agent (the "SECOND LIEN COLLATERAL AGENT") on behalf of the Second Lien Secured Parties (as defined in the Credit Agreement) pursuant to the Credit Agreement (as hereinafter defined), as pledgee, assignee and secured party.

                                 R E C I T A L S

               A. The Borrower, the Collateral Agents, Citicorp North America, Inc., as administrative agent (in such capacity, and together with any successors in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders (as hereinafter defined), as documentation agent (in such capacity, the "DOCUMENTATION AGENT"), and as syndication agent (in such capacity, the "SYNDICATION AGENT") and Citicorp Global Markets Inc. ("CGMI"), as sole lead arranger and sole bookrunner (in such capacity, the "LEAD ARRANGER"), and the lending institutions from time to time party thereto (the "LENDERS") have, in connection with the execution and delivery of this Agreement, entered into that certain credit agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), providing for the making of Loans to the Borrower and the issuance of and participations in Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement.

               B. Each Subsidiary Guarantor has, pursuant to the Guarantee Agreement, dated as of the date hereof, among other things, unconditionally guaranteed the obligations of the Borrower under the Credit Agreement.

               C. The Borrower and each Subsidiary Guarantor will receive substantial benefits from the execution, delivery and performance of the obligations of the Borrower under the Credit Agreement and are, therefore, willing to enter into this Agreement.

               D. Contemporaneously with the execution and delivery of this Agreement, the Borrower and the Subsidiary Guarantors have executed and delivered to the Collateral Agents a Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT").

               E. This Agreement is given by each Pledgor in favor of the Collateral Agents for the benefit of the respective Secured Parties (as defined in the Security Agreement) to secure the payment and performance of the obligations (whether or not constituting future advances, obligatory or otherwise) of the Borrower and any and all of the Subsidiary Guarantors from time to time arising under or in respect of this Agreement, the Credit Agreement, the other Loan Documents and the other Obligations (as defined in the Security Agreement).

               Capitalized terms used herein and not defined herein shall have meanings assigned to such terms in the Credit Agreement.

               NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to each Collateral Agent for the benefit of the respective Secured Parties (and each of their respective successors and assigns), and agrees as follows:

               SECTION 1. PLEDGE. (a) It being expressly understood and agreed that the security interests granted herein for the benefit of the Collateral Agents on behalf of the applicable Secured Parties shall be subject to the intercreditor and subordination terms of the Credit Agreement and the Collateral Sharing Agreement, the following liens on the Collateral are hereby granted:

               (i) As collateral security for the payment and performance, in full of all the First Lien Obligations, each Pledgor hereby pledges and grants to the First Lien Collateral Agent, for the ratable benefit of First Lien Secured Parties, a lien on and security interest in and to all of the right, title and interest of such Pledgor in, to and under (a) all the shares of capital stock and other Equity Interests owned by it listed on Schedule II hereto and any shares of capital stock and other Equity Interests obtained in the future by such Pledgor and not deposited into a Securities Account pursuant to the Security Agreement and the certificates, if any, representing all such shares or interests (collectively, the "PLEDGED STOCK"); PROVIDED that the Pledged Stock shall not include (i) more than 65% of the issued and outstanding shares of voting stock of any Non-U.S. Subsidiary or (ii) to the extent that applicable law requires that a Subsidiary of the Pledgor issue directors' qualifying shares, such qualifying shares; (b)(i) all debt securities owned by it listed opposite the name of the Pledgor on Schedule II hereto, (ii) all debt securities in the future issued to the Pledgor and not deposited into a Securities Account (as defined in the Security Agreement) pursuant to the Security Agreement and (iii) all promissory notes and any other instruments evidencing such debt securities (collectively, the "PLEDGED DEBT SECURITIES" and together with the Pledged Stock, the "PLEDGED SECURITIES"); (c) subject to
Section 5, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of the securities referred to in clauses (a) and (b) above; (d) subject to Section 5, all rights and privileges of the Pledgor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and (e) all proceeds of any and all of the foregoing (all the foregoing, collectively, the "SECURITIES COLLATERAL.")

               (ii) As collateral security for the payment and performance in full of all the Second Lien Obligations, each Pledgor hereby pledges and grants to the Second Lien Collateral Agent for the ratable benefit of the Second Lien Secured Parties, a lien on and security interest in all of such Pledgor's right, title and interest of such Pledgor in, to and under (a) the Pledged Stock; PROVIDED that the Pledged Stock shall not include (i) more than 65% of the issued and outstanding shares of voting stock of any Non-U.S. Subsidiary or (ii) to the extent that applicable law requires that a Subsidiary of the Pledgor issue directors' qualifying shares, such qualifying shares; (b) the Pledged Debt Securities; (c) subject to Section 5, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of the securities referred to in clauses (a) and (b) above; (d) subject to Section 5, all rights and privileges of the Pledgor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and (e) all proceeds of any and all of the foregoing; PROVIDED that the Liens granted pursuant to this clause (a)(ii) shall be subject and subordinate to the Liens granted to secure the First Lien Obligations pursuant to the immediately preceding clause (a)(i) and further subject to the intercreditor and subordination provisions of the Credit Agreement and the Collateral Sharing Agreement.

               (b) Upon delivery to the Collateral Agent, (a) any certificated Pledged Securities now or hereafter included in the Securities Collateral shall be accompanied by stock or bond powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (b) all other property comprising part of the Securities Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Collateral Agent may reasonably request. Each subsequent delivery of Pledged Securities shall be accompanied by a schedule describing the securities then being pledged hereunder, which schedule shall be attached hereto as a supplement to Schedule II and made a part hereof. Each schedule so delivered shall supplement any prior schedules so delivered.

               TO HAVE AND TO HOLD the Securities Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agents for the benefit of the respective Secured Parties; SUBJECT, HOWEVER, to the terms, covenants and conditions hereinafter set forth.

               SECTION 2. DELIVERY OF THE SECURITIES COLLATERAL. (a) Each Pledgor agrees to promptly deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities, and any and all certificates or other instruments or documents representing the Securities Collateral, other than those Pledged Securities to be held in a Securities Account which Securities Account will be subject to a Control Agreement (as defined in the Security Agreement) pursuant to the terms of the Security Agreement.

               (b) Each Pledgor will cause any Indebtedness for borrowed money owed to such Pledgor by any Person to be evidenced by a duly executed promissory note that is pledged to the Collateral Agents for the benefit of the respective Secured Parties and delivered to the Collateral Agent pursuant to the terms hereof (PROVIDED that this clause (b) shall not apply to any such Indebtedness in an aggregate principal amount less than $500,000 of any Person that is not a Subsidiary).

               (c) If any Equity Interests now or hereafter acquired by any Pledgor constituting Pledged Stock are uncertificated, such Pledgor shall promptly notify each Collateral Agent thereof and shall use commercially reasonable efforts to cause such Equity Interests to be certificated. If, after using commercially reasonable efforts, such Pledgor is not able to have such Equity Interests certificated, such Pledgor shall comply with its obligations under Section 3.05(c) of the Security Agreement.

               SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS. Each Pledgor hereby represents, warrants and covenants, as to itself and the Securities Collateral pledged by it hereunder, to and with each Collateral Agent that:

               (a) the Pledged Stock represents that percentage as set forth on Schedule II of the issued and outstanding shares of each class of the capital stock or other Equity Interests of the issuer with respect thereto;

               (b) except for the security interests granted hereunder, such Pledgor (i) is the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II, (ii) holds the same free and clear of all Liens, other than the Liens created hereunder, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Securities Collateral, other than pursuant hereto or in accordance with the

     Credit Agreement, and (iv) subject to Section 2 and Section 5, will cause any and all Securities Collateral, whether for value paid by such Pledgor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

               (c) except as set forth in the proviso to Section 1(a)(i), the Pledged Stock and Pledged Securities set forth on Schedule II constitute all of the securities owned by such Pledgor that are not included in the definition of Collateral under the Security Agreement;

               (d) such Pledgor (i) has the power and authority to pledge the Securities Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement), however arising, of all Persons whomsoever;

               (e) by virtue of (i) the execution and delivery by the Pledgors of this Agreement, when the Pledged Securities, certificates or other documents representing or evidencing the Securities Collateral are delivered to the Collateral Agent in accordance with this Agreement or (ii) in the case of uncertificated Equity Interests, the filing of a UCC financing statement or its equivalent in other jurisdictions, each Collateral Agent will obtain a valid and perfected lien upon and security interest in such Pledged Securities under New York law and/or any other applicable jurisdiction as security for the payment and performance of the Obligations, subject to no Liens other than the liens created hereunder;

               (f) all of the Pledged Stock issued by any Pledgor has been duly authorized and validly issued and is fully paid and nonassessable;

               (g) all of the Pledged Debt Securities issued by any Pledgor have been duly authorized, executed and delivered and are the enforceable obligations of the issuer thereof; and

               (h) all information set forth herein relating to the Pledged Securities is accurate and complete in all material respects as of the date hereof.

               SECTION 4. REGISTRATION IN NOMINEE NAME; DENOMINATIONS. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the Pledgors, endorsed or assigned in blank or in favor of the Collateral Agent; PROVIDED that the Collateral Agent shall not exercise any such right without the prior written consent of the Borrower if no Event of Default has occurred and is continuing. During the continuance of any Event of Default, each Pledgor will promptly give to the Collateral Agents copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. During the continuance of any Event of Default, the Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

               SECTION 5. VOTING RIGHTS; DIVIDENDS AND INTEREST, ETC. (a) Unless and until an Event of Default shall have occurred and be continuing:

               (i) Each Pledgor shall have the right to exercise any and all voting and/or other consensual rights and powers enuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Loan Documents; PROVIDED, HOWEVER, that such Pledgor will not be entitled to exercise any such right if the result thereof could reasonably be expected to materially and adversely affect the rights and remedies of any of the Secured Parties under this Agreement, the Credit Agreement or any other Loan Document or the ability of the Secured Parties to exercise the same;

               (ii) Each Collateral Agent shall execute and deliver to each Pledgor, or cause to be executed and delivered to each Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the cash dividends it is entitled to receive pursuant to subparagraph (iii) below; and

               (iii) Subject to the next sentence, each Pledgor shall be entitled to receive and retain any and all cash dividends, interest, principal and other amounts paid on the Pledged Securities to the extent and only to the extent that such cash dividends, interest, principal and other amounts are permitted by or not prohibited by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement, the other Loan Documents and applicable laws. All noncash dividends, interest, principal and other amounts, and all dividends, interest, principal and other amounts paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, return of capital, capital surplus or paid-in surplus, and all other distributions (other than distributions referred to in the preceding sentence) made on or in respect of the Pledged Securities, whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Securities Collateral, and, if received by any Pledgor, shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

               (b) Upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to dividends, interest, principal or other amounts that such Pledgor is authorized to receive pursuant to paragraph
(a)(iii) above shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other amounts. All dividends, interest, principal or other amounts received by the Pledgor contrary to the provisions of this Section 5 shall be held in trust for the benefit of the Collateral Agents, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent upon written demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in the Collateral Account established pursuant to the Security Agreement and shall be applied in accordance with the provisions of Section 7. Within five (5) Business Days after all such Events of Default have been cured or waived, the Collateral Agent shall repay to each Pledgor all cash dividends, interest or principal (including interest earned thereon) that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) above and which remain in such account; PROVIDED, HOWEVER, the Collateral Agent shall be under no obligation with respect to the investment of such cash dividends, interest or principal, including, for the avoidance of doubt, any requirement to invest such cash dividends, interest or principal in any class of investment, interest-bearing or otherwise.

               (c) Upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 5, and the obligations of the Collateral Agent under paragraph
(a)(ii) of this Section 5, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers. After all Events of Default have been cured or waived, such Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

               SECTION 6. REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of an Event of Default, subject to applicable regulatory and legal requirements, the Collateral Agent may sell or otherwise dispose of the Securities Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate; provided that any disposition of Securities Collateral by private sale be deemed to have been made in a commercially reasonable manner. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and, to the extent permitted by applicable law, the Pledgors hereby waive all rights of redemption, stay, valuation and appraisal any Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

               The Collateral Agent shall give a Pledgor ten (10) Business Days' prior written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-611 of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions (the "UCC")) of the Collateral Agent's intention to make any sale or other disposition of such Pledgor's Securities Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Securities Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such sale. At any such sale, the Securities Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Securities Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Securities Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Securities Collateral is made on credit or for future delivery, the Securities Collateral so sold may be retained by the Collateral Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Securities Collateral so sold and, in case of any such failure, such Securities Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section 6, any Secured Party may bid for or purchase, free from any right of redemption, stay, valuation or appraisal on the part of any Pledgor (all said rights being also hereby waived and released), the Securities Collateral or any part thereof offered for sale and may make payment on account thereof by using any Obligation then due and payable to such Secured Party from any Pledgor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Pledgor therefor. For purposes hereof, (a) a written agreement to purchase the Securities Collateral or any portion thereof shall be treated as a sale thereof, (b) the Collateral Agent shall be free to carry out such sale pursuant to such agreement and (c) no Pledgor shall be entitled to the return of the Securities Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose upon the Securities Collateral and to sell the Securities Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section shall be deemed to conform to the commercially reasonable standards as provided in Section 9-611 of the UCC or its equivalent in other jurisdictions, as applicable.

               SECTION 7. APPLICATION OF PROCEEDS OF SALE. The proceeds of any sale of Securities Collateral pursuant to Section 6, as well as any Securities Collateral consisting of cash, shall be applied by the Collateral Agent as provided in the Collateral Sharing Agreement.

               SECTION 8. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. Subject to Section 25, each Pledgor hereby appoints each Collateral Agent the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that either Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest, PROVIDED that the Collateral Agent shall only take any action pursuant to such appointment upon the occurrence and during the continuation of an Event of Default. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of such Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Securities Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Securities Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; PROVIDED, HOWEVER, that nothing herein contained shall be construed as requiring or obligating either Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by such Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Securities Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agents and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence, willful misconduct or bad faith.

               SECTION 9. WAIVERS; AMENDMENT. (a) No failure or delay of either Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of either Collateral Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Pledgor in any case shall entitle such Pledgor or any other Pledgor to any other or further notice or demand in similar or other circumstances.

               (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into among the Borrower, the Collateral Agents and the Pledgors with respect to which such waiver, amendment or modification is to apply subject to any consents required in accordance with Section 9.08 of the Credit Agreement.

               SECTION 10. SECURITIES ACT, ETC. In view of the position of the Pledgors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "FEDERAL SECURITIES LAWS") or equivalent legislation in any other jurisdiction with respect to any disposition of the Pledged Securities permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws or equivalent legislation in any other jurisdiction might very strictly limit the course of conduct of the Collateral Agents if the Collateral Agents were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agents in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor recognizes that in light of such restrictions and limitations the Collateral Agents may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will represent and agree, among other things, to acquire such Pledged Securities for their own account for investment, and not with a view to the distribution or resale thereof, and upon consummation of any such sale the Collateral Agents shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agents, in their sole and absolute discretion (but subject to the other provisions of this Agreement), (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws or equivalent legislation in any other jurisdiction and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, each Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that such Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 10 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which such Collateral Agent sells.

               SECTION 11. REGISTRATION, ETC. Each Pledgor agrees that, upon the occurrence and during the continuance of an Event of Default hereunder, if for any reason the Collateral Agent desires to sell any of the Pledged Securities of the Borrower at a public sale, it will, at any time and from time to time, upon the reasonable written request of the Collateral Agent, use its commercially reasonable efforts to take or to cause the issuer of such Pledged Securities to take such action and prepare, distribute, file and/or cause to become effective such documents as are required or advisable in the reasonable opinion of counsel for the Collateral Agent to permit the public sale of such Pledged Securities. Each Pledgor further agrees to indemnify, defend and hold harmless the Collateral Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling Persons (collectively, "INDEMNITEES") from and against all loss, liability, expenses, costs of counsel (including, without limitation, reasonable fees and expenses to the Collateral Agent of legal counsel) and claims (including the reasonable costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Pledgor or the issuer of such Pledged Securities by the Collateral Agent or any other Secured Party expressly for use therein. Each Pledgor further agrees, upon such written request referred to above, to use its reasonable best efforts to qualify, file or register, or cause the issuer of such Pledged Securities to qualify, file or register, any of the Pledged Securities under the Blue Sky or other securities laws of such states as may be requested by the Collateral Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Pledgor will bear all reasonable costs and expenses of carrying out its obligations under this Section 11. Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 11 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 11 may be specifically enforced.

               SECTION 12. TERMINATION OR RELEASE. (a) This Agreement and the security interests granted hereby (i) shall terminate when all the Obligations have been paid in full (except for contingent indemnity obligations not then due), the Lenders have no further commitment to lend under the Credit Agreement or to issue or participate in Letters of Credit and the LC Exposure has been reduced to zero (at which time each Collateral Agent shall execute and deliver to each Pledgor, at such Pledgor's expense, all UCC termination statements or their equivalent in any other jurisdiction and other documents which such Pledgor shall reasonably request to evidence such termination) and (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment in respect of any Obligation is rescinded or must otherwise be restored by any Secured Party upon any bankruptcy or reorganization of any Pledgor or otherwise. Any execution and delivery of termination statements or documents pursuant to this Section 12(a) shall be without recourse to or warranty by the Collateral Agents. A Subsidiary Guarantor shall automatically be released from its obligations hereunder and the Security Interests in the Collateral of such Subsidiary Guarantor shall be automatically released in the event that the Equity Interests of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of to a Person that is not an Affiliate of Borrower such that such Person is no longer a Subsidiary of Borrower in accordance with the terms of each Loan Document.

               (b) Upon any sale or other transfer by any Pledgor of any Securities Collateral that is permitted under each Loan Document to any Person that is not a Pledgor, or upon the effectiveness of any written consent to the release of the security interests granted hereby in any Securities Collateral pursuant to Section 9.08 of the Credit Agreement, the security interests in such Securities Collateral shall be automatically released. If the capital stock of a Pledgor is sold, transferred or otherwise disposed of to a Person that is not an Affiliate of the Borrower so that such Pledgor is no longer a Subsidiary of the Borrower pursuant to a transaction permitted by the Credit Agreement, such Pledgor shall be released from its obligations under this Agreement without further action.

               (c) In connection with any termination or release pursuant to paragraph (a) or (b), each Collateral Agent shall execute and deliver to any Pledgor, at such Pledgor's expense, all documents that such Pledgor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 12 shall be without recourse to or warranty by the Collateral Agents.

               SECTION 13. NOTICES. All communications and notices hereunder shall be in writing and given as provided in Section 10.01 of the Credit Agreement. All communications and notices hereunder to any Pledgor that is a Domestic Subsidiary shall be given to it c/o the Borrower at the Borrower's address as provided in Section 9.01 of the Credit Agreement, with a copy to the Borrower.

               SECTION 14. FURTHER ASSURANCES. Each Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as either Collateral Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Securities Collateral or any part thereof or in order better to assure and confirm unto the Collateral Agents, their rights and remedies hereunder.

               SECTION 15. BINDING EFFECT; SEVERAL AGREEMENT; ASSIGNMENT. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor that are contained in this Agreement shall bind and inure to the benefit of its permitted successors and assigns. This Agreement shall become effective as to any Pledgor when a counterpart (including a facsimile copy) hereof executed on behalf of such Pledgor shall have been delivered to the Collateral Agents and a counterpart hereof shall have been executed on behalf of the Collateral Agents, and thereafter shall be binding upon such Pledgor and the Collateral Agents and their respective successors and assigns, and shall enure to the benefit of such Pledgor, the Collateral Agents and the other Secured Parties, and their respective successors and assigns, except that no Pledgor shall have the right to assign its rights hereunder or any interest herein or in the Securities Collateral (and any such attempted assignment shall be void), except as expressly contemplated by this Agreement or the other Loan Documents. This Agreement shall be construed as a separate agreement with respect to each Pledgor and may be amended, modified, supplemented, waived or released with respect to any Pledgor without the approval of any other Pledgor and without affecting the obligations of any other Pledgor hereunder.

               SECTION 16. SURVIVAL OF AGREEMENT; SEVERABILITY. (a) All covenants, agreements, representations and warranties made by any Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Collateral Agents and the other Secured Parties and shall survive the making by the Lenders of the Loans, and the Lenders' issuance of and participations in Letters of Credit, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

               (b) In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. It is understood and agreed that this Agreement shall create separate security interests in the Securities Collateral securing the Obligations, as provided in Section 1, and that any determination by any court with jurisdiction that the security interests securing any Obligation or class of Obligations is invalid for any reason shall not in and of itself invalidate the security interests securing any other Obligations hereunder.

               SECTION 17. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               SECTION 18. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract, and shall become effective as provided in Section 15. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

               SECTION 19. RULES OF INTERPRETATION. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

               SECTION 20. JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a)
Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that, to the extent permitted by applicable law, all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by applicable law, in such Federal court referred to above. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law. Nothing in this Agreement shall affect any right that the Collateral Agents or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Pledgor or its properties in the courts of any jurisdiction.

               (b) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court referred to in paragraph
(a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

               (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 13. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

               SECTION 21. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

               SECTION 22. ADDITIONAL PLEDGORS. Pursuant to Section 5.16 of the Credit Agreement, each Domestic Subsidiary of the Borrower that was not in existence or not a Domestic Subsidiary on the date of the Credit Agreement is required to enter into this Agreement as a Pledgor upon becoming a Domestic Subsidiary. Upon execution and delivery by the Collateral Agents and such Domestic Subsidiary of an instrument in the form of Annex I attached to the Security Agreement, such Domestic Subsidiary shall become a Pledgor hereunder with the same force and effect as if originally named as a Pledgor herein. The execution and delivery of such instrument shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Agreement.

               SECTION 23. FINANCING STATEMENTS. Each Pledgor hereby irrevocably authorizes each Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Securities Collateral, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor, (ii) any financing or continuation statements or other documents without the signature of such Pledgor where permitted by law, including the filing of a financing statement describing the Securities Collateral as "all assets in which the Pledgor now owns or hereafter acquires rights" and (iii) in the case of a financing statement filed as a fixture filing or covering Securities Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Securities Collateral relates. Each Pledgor agrees to provide all information described in the immediately preceding sentence to each Collateral Agent promptly upon request. Copies of such financing statements, as filed, should be sent promptly to the Borrower at the address provided in Section 9.01 of the Credit Agreement.

               SECTION 24. NO DEEMED DIVIDEND. Notwithstanding the foregoing, no Pledgor shall be required to take any action pursuant to this Agreement that the Borrower has reasonably determined would either result in material adverse tax consequences under Section 956 of the Code or would contravene any applicable law, rule or regulation.

               SECTION 25. CONCERNING COLLATERAL AGENT. Notwithstanding anything to the contrary contained herein, the Second Lien Collateral Agent covenants that it shall not exercise any rights or remedies under this Agreement or any other Security Document, including the Control Agreements, (other than make any filings in order to protect, preserve and maintain the Second Lien Collateral Agent's security interest hereunder) until the Discharge of First Lien Obligations. The Second Lien Collateral Agent hereby appoints the First Lien Collateral Agent as its agent with power and authority to accept, hold, administer and enforce, for the benefit of the Second Lien Collateral Agent, all interests, rights and remedies under any and all (i) Securities Collateral in which the security interest is perfected by possession by the First Lien Collateral Agent and (ii) Investment Property with respect to which the First Lien Collateral Agent is the registered owner. Upon the Discharge of First Lien Obligations, the First Lien Collateral Agent shall (i) deliver all Securities Collateral in its possession to the Second Lien Collateral Agent and (ii) instruct each applicable Pledgor to comply with provisions of the second sentence of Section 3.05(c) of the Security Agreement with respect to the Second Lien Collateral Agent. The First Lien Collateral Agent hereby acknowledges with respect to any existing and future Collateral which it holds in its possession that it also holds such Collateral for the Second Lien Collateral Agent.

                            [SIGNATURE PAGES FOLLOW]

               IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                    POLYMER GROUP, INC.


                                    By:  /s/ Willis C. Moore III
                                         ---------------------------------------
                                         Name:  Willis C. Moore III
                                         Title: Chief Financial Officer

                                    BONLAM (S.C.), INC.
                                    CHICOPEE, INC.
                                    DOMINION TEXTILE (USA) INC.
                                    FABPRO ORIENTED POLYMERS, INC.
                                    FABRENE CORP.
                                    FABRENE GROUP L.L.C.
                                    FIBERGOL CORPORATION
                                    FIBERTECH GROUP, INC.
                                    FNA ACQUISITION, INC.
                                    FNA POLYMER CORP.
                                    LORETEX CORPORATION
                                    PGI EUROPE, INC.
                                    PGI POLYMER, INC.
                                    PNA CORP.
                                    POLY-BOND INC.
                                    POLYIONIX SEPARATION TECHNOLOGIES, INC.
                                    PRISTINE BRANDS CORPORATION
                                    TECHNETICS GROUP, INC.


                                    By:  /s/ Willis C. Moore III
                                         ---------------------------------------
                                         Name:  Willis C. Moore III
                                         Title: Chief Financial Officer

                                    CITICORP NORTH AMERICA, INC.,
                                       as First Lien Collateral Agent and Second
                                       Lien Collateral Agent


                                    By:  /s/ Aaron Dannenberg
                                         ---------------------------------------
                                         Name:  Aaron Dannenberg
                                         Title: Vice President

                                                               Schedule I to the
                                                                Pledge Agreement

                              DOMESTIC SUBSIDIARIES


Bonlam (S.C.), Inc.
Chicopee, Inc.
Dominion Textile (USA) Inc.
FabPro Oriented Polymers, Inc.
Fabrene Corp.
Fabrene Group L.L.C.
FiberGol Corporation
FiberTech Group, Inc.
FNA Acquisition, Inc.
FNA Polymer Corp.
Loretex Corporation
PGI Europe, Inc.
PGI Polymer, Inc.
PNA Corp.
Poly-Bond Inc.
PolyIonix Separation Technologies, Inc.
Pristine Brands Corporation
Technetics Group, Inc.

                                                              Schedule II to the
                                                                Pledge Agreement

                                  PLEDGED STOCK


                                  NUMBER                            NUMBER AND
                                    OF                           CLASS OF SHARES/       PERCENTAGE
            ISSUER              CERTIFICATE   REGISTERED OWNER   TYPE OF INTEREST   OF SHARES/INTERESTS
-----------------------------   -----------   ----------------   ----------------   -------------------



                             PLEDGED DEBT SECURITIES

            ISSUER              PAYEE   PRINCIPAL AMOUNT   DATE OF NOTE   MATURITY DATE
-----------------------------   -----   ----------------   ------------   -------------

